UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/18 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
December 31, 2018:
$2,202,692
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2018.
The Fund posted negative absolute returns that slightly underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index, for the annual period.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. We have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2018, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of strong yet moderating economic growth and contained inflation both in the U.S. and globally. For the first three quarters of 2018, U.S. Gross Domestic Product (GDP) growth registered an average of 3.3%, the highest three-quarter growth rate since 2014. Fourth quarter GDP growth is widely expected to remain healthy but somewhat slower, based on several headwinds that dampened investor sentiment, including a Federal government shutdown, a slowing global economy, an unresolved trade war between the U.S. and China and a wobbly housing market.
During the annual period, the U.S. labor market remained healthy, as monthly job gains averaged more than 200,000 for the year. December 2018 was especially strong, with a job increase of 312,000. This pushed the unemployment rate lower, from 4.1% at the beginning of the calendar year to 3.9% at the end of December 2018. Average hourly earnings, year over year, benefited from the strong U.S. labor market, increasing from a 2.8% to a 3.2% growth rate, its highest level since 2009. Manufacturing was another rather consistently strong sector of the economy during 2018. The ISM Manufacturing Survey, an important measure, registered close to 60 each of the first 11 months, representing the highest readings in

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all to all portfolio companies available under your contract.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

several years. December 2018 was the weakest of the year with a softer ISM Manufacturing Survey reading of 54.1. Because of this economic strength overall, inflation picked up modestly but remained relatively tame and below the expectations of the Federal Reserve (the Fed). The broadest measure of inflation, which the Fed closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 1.9% on a year over year basis as of November 2018 (latest data available) and averaged a low 1.6%.
Prompted by this economic growth backdrop and declines in the unemployment rate, the Fed raised its targeted federal funds rate four times in 2018 — in March, June, September and December — bringing it to a range of 2.25% to 2.50%. At the end of the annual period, Fed policymakers continued to adhere to the belief that there is strong potential for the currently low unemployment rate to raise wages and thereby put pressure on the inflation rate. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the annual period. For example, the two-year U.S. Treasury note started the annual period with a yield of 1.88% and ended December 2018 with a yield of 2.48%, an increase of 60 basis points. (A basis point is 1/100th of a percentage point.) Longer-term fixed income securities fared somewhat better, since they have greater sensitivity to inflation and, thereby, benefited from the moderate inflation readings. The bellwether 10-year U.S. Treasury note began the annual period with a yield of 2.40% and ended December with a yield of 2.69%, up 29 basis points. The significant upward move in short-term rates created a flattening of the yield curve, meaning the differential in yields between short-term rates and long-term rates narrowed. Short-term rates already saw an inversion of the yield curve, as the yield on the two-year Treasury was temporarily higher than that on the five-year Treasury toward the end of the annual period.
Outside of the U.S., the economies of China, Europe and the emerging markets began to slow during the annual period. With the U.S. and China involved in trade conflicts, wherein the U.S. has instituted tariffs on certain Chinese goods and China has retaliated in kind, certain industries within the U.S. and internationally have been hurt. Equity markets did not take this downbeat news well, experiencing great volatility, especially during the last quarter of 2018. Indeed, at year-end 2018, the investment climate was marked by uncertainty. Equity investors were worried the ongoing tightening policy of the Fed and trade conflict with China may cause a major slowdown in U.S. economic growth. This, in turn, drove a flight to safety in fixed income securities, pushing up the prices of higher quality bonds.
On the commodities front, markets overall declined during the annual period, hampered by the strong U.S. dollar, which rose from mid-April 2018; a collapse in oil prices from early October 2018; and the ongoing U.S.-China trade war. Gold prices remained rather range-bound as a result of the tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of precious metals, and heightened market volatility, which led to a flight to perceived safe havens.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, declined 4.38% during the 12 months ended December 31, 2018, its worst calendar year performance since 2008.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with only a modest decline of  -0.76%.
By the end of the annual period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Despite strong fundamentals, investor sentiment was weighed upon throughout the calendar year by escalating trade tensions, fears of a global economic slowdown and populist politics. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty. In particular, U.S. equities plunged in December 2018 on renewed investor fears sparked by, among other factors, the partial Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell, and in a delayed response to an earlier sell-off in global rates. The S&P 500® Index’s 9.03% decline in December 2018 was its worst December return since 1931.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

As was the case for 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2018, though value did outperform growth on a relative basis in the fourth calendar quarter, reversing the trend of the prior seven consecutive quarters. While all capitalization segments posted negative returns, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.1)
In the S&P 500® Index, four sectors posted positive absolute returns and seven generated negative returns during the annual period. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the annual period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)
All told, the U.S. equity market outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index1, respectively, posted annual returns of  -13.79% and -14.58%, respectively, weighed on by political, economic and protectionism concerns, including Italian political and budgetary turmoil, ongoing unpredictability around the U.S.-North Korea summit, fears of a global economic slowdown, populist politics, elevated political uncertainty in Europe, including ongoing Brexit negotiations, and trade war fears — all despite relatively strong fundamentals. Central bank tightening, a partial U.S. government shutdown and a strong U.S. dollar further pressured international equities.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http:// www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.
1
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of  -13.03% during the 12 months ended December 31, 2018. This compares to the -12.26% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 9.3%. This compares to the First Trust Index’s average discount to NAV of 4.5% during the same period. At December 31, 2018, the Fund’s weighted average discount to NAV was 12.2% compared to the First Trust Index’s average discount to NAV of 7.1%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the annual period?
Closed-end funds, as measured by the First Trust Index, posted double-digit negative returns during the annual period. Equity closed-end funds declined most, followed by mixed allocation closed-end funds, fixed income closed-end funds and commodity closed-end funds. Discounts to NAVs widened, mostly during the fourth quarter of 2018, and the U.S. Federal Reserve (the Fed) raised its short-term interest rate four times. While the Fed’s action’s reflected confidence in a strong U.S. economy, the Fed expected slightly slower domestic growth by the end of the annual period and indicated two potential interest rate increases in 2019.
The First Trust Index’s average discount to NAV widened nearly two-fold to 7% on December 31, 2018 from about 4% 12 months earlier. Discounts to NAV of equity closed funds in the First Trust Index widened substantially to about 9% on average, well below their 52-week average of approximately 5%. This was reflected across nearly all equity closed-end fund categories, led by energy Master Limited Partnership (MLP) closed-end funds and equity energy closed end-funds, followed by natural resources closed-end funds, real estate closed-end funds, health care closed-end funds and global closed-end funds, all of which saw widening discounts. At the end of 2018, technology closed-end funds traded at a premium of 1% on average, below the 3% average premium at the start of the calendar year and below its 52-week average premium of approximately 4%. The closed-end fund discounts, we believe, largely reflected the interest rate environment as well as the performance of their underlying holdings.
The S&P 500® Index declined 4.38% during the annual period, with energy, materials and industrials posting the weakest returns. The best performing sectors included health care, utilities, information technology and consumer discretionary. The NASDAQ Composite Index declined 2.81%, and the Dow Jones Industrial Index lost 3.48% during the annual period. As measured by the FTSE Russell indices, growth-oriented stocks declined significantly less than value-oriented stocks. By capitalization, large-cap stocks declined the least, followed by mid-cap and then small-cap declines. Internationally, as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively, both emerging markets equities and developed markets equities declined, but emerging markets equities lagged.
These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, all closed-end fund categories declined during the annual period. The weakest performing equity closed-end funds in the First Trust Index included Europe stock, financial, equity energy, industrials, energy MLP, natural resources, mid-cap blend and small-cap blend closed end funds. Those categories with the smallest losses included utilities, diversified Pacific/Asia, mid-cap growth, health, technology, large-growth, large-cap blend, conservative and large-value equity closed-end funds.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund does not allocate to non-equity closed-end funds, and while performance of fixed income closed-end funds, mixed allocation closed-end funds and commodity closed-end funds were negative, their respective declines were less than that of the First Trust Index. Thus, having no exposure to these non-equity closed-end funds had a detracting effect on the Fund’s relative results. On the positive side, allocation decisions overall benefited the Fund’s relative performance, mainly due to having a cash position, albeit modest, during an annual period when the First Trust Index declined. Selection of equity closed-end funds overall also contributed positively to the Fund’s results.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, health care and utilities closed-end funds during the annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall helped the Fund’s performance relative to the First Trust Index during the reporting period. For example, among the top ten contributors to the Fund’s relative results during the annual period was Royce Micro-Cap Trust (RMT), as it posted a positive return during the period the Fund held the position versus the double-digit decline it generated for the annual period as a whole. A qualitative decision to invest in Adams Diversified Equity Fund (ADX) also proved beneficial, as it posted a positive return that outpaced the First Trust Index during the annual period. Additionally, the Fund benefited from its allocation to iShares Nasdaq Biotechnology ETF (IBB), which is not a component of the First Trust Index and which posted a positive return during the period it was held by the Fund.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
Among equity closed-end funds, the Fund benefited from overweighted allocations and selections amongst India equity closed-end funds, large-cap blend closed-end funds and small-cap blend closed-end funds, as each outperformed the First Trust Index during the annual period.
Conversely, the Fund was hurt by allocation positioning to utilities closed-end funds, energy MLP closed-end funds and world stock closed-end funds during the annual period. Selections among utilities closed-end funds and world stock closed-end funds detracted as well. Further, as mentioned earlier, the Fund’s relative results were dampened by having no allocations to fixed income closed-end funds, commodity closed-end funds and mixed allocation closed-end funds, which declined less than equity closed-end funds during the annual period.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in the consumer staples, financials and energy sectors contributed most positively to the Fund’s relative performance. Both allocation and selection decisions within consumer staples benefited. Selection decisions also added value within financials, more than offsetting the negative effect of having an overweighted allocation relative to underlying equity closed-end fund holdings of the First Trust Index. Financials was among the weakest performing sectors in the S&P 500® Index during the annual period. In energy, having an underweighted allocation helped, more than offsetting a negative selection effect. Energy was the worst performing sector in the S&P 500® Index during the annual period.
Detracting from relative results was positioning in the utilities, health care and consumer discretionary sectors, via underlying closed-end funds. Both selections among and having an underweighted allocation to utilities, via underlying closed-end funds, hurt. Utilities was the second best performing sector in the S&P 500® Index during the annual period. Health care was the best performing sector in the S&P 500® Index during the annual period, and the Fund was overweight the sector, via underlying closed-end funds. However, this beneficial allocation effect was more than offset by the negative effect of selection within the health care sector. Poor selection was the primary detractor within the consumer discretionary sector during the annual period.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the annual period were positions in India Fund, ClearBridge Energy MLP Fund, John Hancock Tax-Advantaged Dividend Income Fund, Eaton Vance Enhanced Equity Income Fund, BlackRock Energy and Resources Trust and Boulder Growth & Income Fund.
Which underlying funds detracted significantly from the Fund’s performance during the annual period?
The closed-end funds that detracted most from the Fund’s performance during the annual period were positions in Kayne Anderson Midstream/Energy Fund, Neuberger Berman MLP Income Fund, Nuveen Energy MLP Total Return Fund, Macquarie Global Infrastructure Total Return Fund, Cohen & Steer’s MLP Income and Energy Opportunity Fund and Reaves Utility Income Fund.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
Triggered by the Value Line quantitative model, the Fund bought BlackRock Health Sciences Trust, Eaton Vance Tax-Advantaged Dividend Income Fund and Voya Global Equity Dividend and Premium Opportunity Fund. During each position’s respective holding period in the Fund, these closed-end funds posted positive returns that significantly outperformed the First Trust Index, contributing positively to relative results.
Conversely, at the beginning of the fourth quarter of 2018, the Fund sold its position in Gabelli Equity Trust, which had appreciated approximately 13% since the beginning of 2018. Following the sale through the end of 2018, Gabelli Equity Trust declined approximately 19%, proving our sale was both timely and profitable, as trigged by the Value Line quantitative model.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, from a sector perspective, the Fund increased its exposure relative to the First Trust Index in consumer staples, financials, materials, real estate and utilities and decreased its exposure relative to the First Trust Index in energy, industrials and information technology. As always, the Fund’s regional and sector allocation decisions are driven mainly by changes in the Value Line quantitative model.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund owned 33 equity closed-end funds, individually weighted within a range of 2.2% to 5.0% of total net assets. This compares to the First Trust Index, which owned 160 closed-end funds, including equity, fixed income, commodity and mixed allocation closed-end funds, with weightings ranging from 0.1% to 3.7% of total net assets. The Fund also owned one equity ETF, weighted at 2.2% of total net assets, at the end of the annual period.
From a sector perspective, at the end of December 2018, the Fund was overweight relative to the First Trust Index, via positions in underlying closed-end funds, in health care, materials, real estate and consumer staples. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in energy, utilities, information technology and communication services and was rather neutrally weighted to the First Trust Index in industrials, financials and consumer discretionary at the end of the annual period.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, we intended to continue monitoring changes in the implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely affect the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of the Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2018 (Unaudited)
Company	Percentage of Net Assets
Kayne Anderson Midstream/Energy Fund, Inc.	4.97%
Boulder Growth & Income Fund, Inc.	3.55%
Liberty All Star Equity Fund	3.18%
India Fund, Inc. (The)	3.12%
BlackRock Enhanced Global Dividend Trust	3.02%
Gabelli Dividend & Income Trust (The)	2.99%
General American Investors Co., Inc.	2.97%
John Hancock Tax-Advantaged Dividend Income Fund	2.97%
BlackRock Enhanced Equity Dividend Trust	2.96%
Eaton Vance Enhanced Equity Income Fund	2.94%
Portfolio Composition at 12/31/2018 (Unaudited):
(Percentage of Net Assets)

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2018) (Unaudited)
	1 Yr	3 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	-13.03%	5.05%	1.89%
S&P 500® Index	-4.38%	9.26%	11.02%
First Trust Equity Closed End Total Return Index	-12.26%	5.75%	1.10%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made since inception of the Fund and in the First Trust Equity Closed-End Fund Total Return Price Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2018 and held for six months ended December 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$869.00	$6.55	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
December 31, 2018
Shares		Value
Closed-End Funds — 92.8%
CHINA REGION — 5.3%
3,200	Morgan Stanley China A Share Fund, Inc.	$58,432
3,400	Templeton Dragon Fund, Inc.	57,800
		116,232
CONSERVATIVE ALLOCATION — 3.0%
3,200	John Hancock Tax-Advantaged Dividend Income Fund	65,344
DIVERSIFIED EMERGING MARKETS — 2.8%
4,600	Templeton Emerging Markets Fund	60,720
ENERGY LIMITED PARTNERSHIP — 12.3%
6,000	First Trust MLP and Energy Income Fund	58,800
11,337	Kayne Anderson Midstream/Energy Fund, Inc.	109,402
8,000	Neuberger Berman MLP Income Fund, Inc.	53,520
6,000	Nuveen Energy MLP Total Return Fund	48,720
		270,442
FOREIGN LARGE BLEND — 2.7%
12,000	BlackRock International Growth and Income Trust	59,760
GLOBAL REAL ESTATE — 2.5%
9,000	CBRE Clarion Global Real Estate Income Fund	55,440
HEALTH — 5.6%
3,500	Tekla Healthcare Investors	62,825
4,000	Tekla Life Sciences Investors	60,440
		123,265
INDIA EQUITY — 5.7%
3,400	India Fund, Inc. (The)	68,816
2,800	Morgan Stanley India Investment Fund, Inc.	56,140
		124,956
INDUSTRIALS — 2.5%
5,000	Voya Infrastructure Industrials and Materials Fund	55,300
JAPAN STOCK — 2.1%
5,700	Japan Smaller Capitalization Fund, Inc.	47,310
LARGE BLEND — 6.1%
2,300	General American Investors Co., Inc.	65,412
13,000	Liberty All Star Equity Fund	69,940
		135,352
LARGE GROWTH — 2.9%
5,000	Eaton Vance Enhanced Equity Income Fund	64,750
Shares		Value
LARGE VALUE — 9.5%
8,401	BlackRock Enhanced Equity Dividend Trust	$65,276
7,500	Boulder Growth & Income Fund, Inc.	78,225
3,600	Gabelli Dividend & Income Trust (The)	65,880
		209,381
MID-CAP GROWTH — 2.8%
1,900	Source Capital, Inc.	61,845
MISCELLANEOUS REGION — 2.2%
4,200	New Germany Fund, Inc. (The)	48,720
NATURAL RESOURCES — 2.6%
8,000	BlackRock Resources & Commodities Strategy Trust	56,480
REAL ESTATE — 5.5%
14,000	Neuberger Berman Real Estate Securities Income Fund, Inc.	58,100
7,500	Nuveen Real Estate Income Fund	63,450
		121,550
TECHNOLOGY — 2.9%
3,200	Nuveen NASDAQ 100 Dynamic Overwrite Fund	64,000
UTILITIES — 2.6%
4,800	Duff & Phelps Global Utility Income Fund, Inc.	56,880
WORLD ALLOCATION — 2.7%
4,400	Nuveen Real Asset Income and Growth Fund	59,972
WORLD STOCK — 8.5%
8,000	Aberdeen Total Dynamic Dividend Fund	57,680
7,100	BlackRock Enhanced Global Dividend Trust	66,527
3,300	Macquarie Global Infrastructure Total Return Fund, Inc.	62,073
		186,280
Total Closed-End Funds (Cost $2,441,453)		2,043,979
Exchange-Traded Fund — 2.2%
HEALTH — 2.2%
500	iShares Nasdaq Biotechnology ETF	48,215
Total Exchange-Traded Funds (Cost $51,849)		48,215

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
December 31, 2018
Shares		Value
Short-Term Investment — 4.0%
Money Market Fund — 4.0%
89,389	State Street Institutional Liquid Reserves Fund	$89,389
Total Short-Term Investments (Cost $89,381)		89,389
Total Investments — 99.0% (Cost $2,582,683)		$2,181,583
Cash And Other Assets In Excess Of Liabilities — 1.0%		21,109
Net Assets — 100.0%		$2,202,692
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,043,979	$—	$—	$2,043,979
Exchange-Traded Fund	48,215	—	—	48,215
Short-Term Investment	89,389	—	—	89,389
Total Investments in Securities	$2,181,583	$—	$—	$2,181,583

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At December 31, 2018

ASSETS:
Investment securities, at value (Cost – $2,582,683)	$2,181,583
Dividends and interest receivable	39,333
Receivable from Adviser	4,436
Total Assets	2,225,352
LIABILITIES:
Accrued expenses:
Custody and accounting fees payable	12,540
Printing fee payable	6,447
Directors’ fees and expenses	10
Other	3,663
Total Liabilities	22,660
Net Assets	$2,202,692
NET ASSETS CONSIST OF:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 243,000 shares)	$2,430
Additional paid-in capital	2,355,794
Total Distributable Earnings (Loss)	(155,532)
Net Assets	$2,202,692
Net Asset Value Per Outstanding Share ($2,202,692 ÷ 243,000 shares outstanding)	$9.06

For the Year Ended
December 31, 2018

INVESTMENT INCOME:
Dividends	$124,599
Interest	1,273
Total Income	125,872
Expenses:
Advisory fee	13,103
Service and distribution plan fees	10,482
Sub-transfer agent fees	1,756
Custody and accounting fees	39,923
Fund administration fees	25,228
Printing and postage fees	9,124
Auditing and legal fees	5,891
Transfer agent fees	3,767
Directors’ fees and expenses	482
Compliance fees	156
Tax service fees	99
Registration and filing fees	54
Insurance fees	38
Other	2,772
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	112,875
Less: Advisory Fees Waived and Expenses Reimbursed	(67,880)
Less: Service and Distribution Plan Fees Waived	(10,482)
Less: Sub-transfer Agent Fees Waived	(1,756)
Net Expenses	32,757
Net Investment Income	93,115
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	153,138
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(581,208)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(428,070)
Net Decrease in Net Assets from Operations	$(334,955)

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$93,115	$151,831
Net realized gain on investments	153,138	187,665
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(581,208)	140,628
Net increase/(decrease) in net assets from operations	(334,955)	480,124
Distributions to Shareholders from:
Distributable Earnings	(339,720)	(82,859)*
Share Transactions:
Proceeds from sale of shares	336,080	547,093
Proceeds from reinvestment of dividends and distributions to shareholders	339,720	82,859
Cost of shares redeemed	(596,607)	(310,775)
Net increase in net assets from capital share transactions	79,193	319,177
Total increase/(decrease) in net assets	(595,482)	716,442
Net Assets:
Beginning of year	2,798,174	2,081,732
End of year	$2,202,692	$2,798,174†

*
Distributions from and/or in excess of net investment income for the year ended 2017 were as follows:

Distributable Earnings:
Net investment income $(9,122) and net realized gain from investment transactions $(73,737)
†
Undistributed net investment income for the year ended December 31, 2017 was $151,829 (see Note 1). The SEC has eliminated the requirement for this disclosure in 2018.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2018	2017	2016	2015*
Net asset value, beginning of year	$11.89	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.41	0.64	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	(1.75)	1.50	0.90	(0.80)
Total from investment operations	(1.34)	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	(0.67)	(0.04)	(0.07)	—
Distributions from net realized gains	(0.82)	(0.30)	(0.05)	—
Total distributions	(1.49)	(0.34)	(0.12)	—
Net asset value, end of year	$9.06	$11.89	$10.09	$9.30
Total return**	(13.03)%	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,203	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(1)	4.31%	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(2)	1.25%	1.39%(3)	1.75%	1.75%
Ratio of net investment income to average net assets	7.45%	5.98%	0.68%	2.06%
Portfolio turnover rate	104%	121%	74%	91%
*
Fund commenced operations January 1, 2015.

**
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

December 31, 2018

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and ETF’s, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2018

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period
For the year ended December 31, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) New Accounting Pronouncements: The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2018

Assets. These Regulation S-X amendments are reflected in the Fund financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	29,079	49,389
Shares issued to shareholders in reinvestment of dividends and distributions	32,079	7,412
Shares redeemed	(53,488)	(27,855)
Net increase (decrease)	7,670	28,946
Dividends per share from net investment income	$0.6727	$0.0368
Distributions per share from net realized gains	$0.8245	$0.2973

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2018
PURCHASES:
Investment Securities	$2,655,485
SALES:
Investment Securities	$2,752,819

4.
Income Taxes

At December 31, 2018, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,585,644
Gross tax unrealized appreciation	$64,198
Gross tax unrealized depreciation	(468,259)
Net tax unrealized appreciation on investments	$(404,061)
Undistributed ordinary income	$118,538
Undistributed long-term gain	$129,991

The tax composition of distributions to shareholders for the years ended December 31, 2018 and December 31, 2017 were as follows:
	2018	2017
Ordinary income	$294,811	$51,998
Long-term capital gain	44,909	30,861
	$339,720	$82,859

The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2018

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $5,763 and decreased accumulated net realized gain by $5,763. Net assets are not affected by these reclassifications. These reclassifications were primarily due to distributions from mutual funds. Amounts are embedded within distributable earnings.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $13,103 was paid or payable to the Adviser for the year ended December 31, 2018. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the year and paid monthly. Prior to July 2017, the rate was permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2018, fees amounting to $10,482, before fee waivers, were accrued under the Plan.
The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets (the “Expense Limitation”). Prior to July 2017, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 1.75% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Board of the Fund. For the year ended December 31, 2018, the Adviser waived fees of  $13,103, reimbursed expenses of  $54,777 and the Distributor waived fees of  $10,482.
As of December 31, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2019	$79,416	$5,642
December 31, 2020	74,984	10,151
December 31, 2021	67,880	10,482
During the year ended December 31, 2018, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agency and Servicing Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2018

platform and providing shareholder, sub TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2018, the Distributor waived $1,756 in sub TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line VIP Equity Advantage Fund
 Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line VIP Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line VIP Equity Advantage Fund (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 14, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line VIP Equity Advantage Fund
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 63.38% of the ordinary income distribution paid during the calendar year 2018 qualifies for the corporate dividends received deductions.
During the calendar year 2018, 63.38% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2018, the Fund distributed $44,909 from long-term gains.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line VIP Equity Advantage Fund
Management Information
MANAGEMENT OF THE FUND
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Trustees and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 48	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 62	Trustee	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014;	11	None
Paul Craig Roberts Age: 80	Trustee	Since 1987	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line VIP Equity Advantage Fund
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
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Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $475

Audit Fees 2017 - $231

(b) Audit-Related fees – None.

(c)	Tax Preparation Fees 2018 - $97

Tax Preparation Fees 2017 - $97

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2018 - None

Aggregate Non-Audit Fees 2017 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:   March 8, 2019